Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2013
Quarterly Financial Data
Quarterly Financial Data (Unaudited)

Note 22 – Quarterly Financial Data (Unaudited)

(Dollars in thousands, except per share)

				Earnings Per Share
	Interest	Net Interest	Net		Fully
	Income	Income	Income	Basic	Diluted
2013
First Quarter	$4,816	$4,427	$1,235	$0.37	$0.37
Second Quarter	4,807	4,448	1,312	0.40	0.40
Third Quarter	4,735	4,391	1,201	0.37	0.36
Fourth Quarter	4,657	4,330	1,346	0.41	0.41

2012
First Quarter	$5,175	$4,419	$1,015	$0.31	$0.31
Second Quarter	5,004	4,290	1,021	0.31	0.31
Third Quarter	5,103	4,512	1,122	0.34	0.34
Fourth Quarter	4,937	4,454	1,104	0.33	0.33

There were no significant fluctuations in the quarterly financial data in 2012 or 2013. The growth in net income that occurred in 2013 was due to a reduced provision for loan losses, which was partially offset by a decline in noninterest income and increase in noninterest expenses.